UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

USA MOBILITY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51027	16-1694797
(State or other jurisdiction of incorporation)	(commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 718-6600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 18, 2005, USA Mobility, Inc. conducted its annual meeting. A copy of the presentation presented by the Company at this meeting has been attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference. The presentation is also available on the Company’s website.

The information in this Item 8.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits.

Exhibit Number	Description
99.1	Presentation to Stockholders

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA MOBILITY, INC.
By: /s/ Thomas L. Schilling
Name: Thomas L. Schilling
Title: Chief Financial Officer

Dated: May 18, 2005

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Exhibit List

Exhibit Number	Description
99.1	Presentation to Stockholders

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